                                                                    EXHIBIT 10.5

                           AVERY COMMUNICATIONS, INC.

                                  STOCK OPTION



                                       FOR



                                 925,000 SHARES



                                       OF



                     COMMON STOCK, PAR VALUE $0.01 PER SHARE





          ____________________________________________________________



                                  MARK NIELSEN



          ____________________________________________________________











                                DECEMBER 1, 1998

                       NONQUALIFIED STOCK OPTION AGREEMENT



         This Nonqualified  Stock Option Agreement (this "Agreement") is entered into between Avery Communications, Inc., a Delaware corporation (the "Company"),

and Mark Nielsen (the  "Optionee") as of the December 1, 1998. This Agreement is

the Stock Option to which reference is made in that certain Employment Agreement

(the  "Employment  Agreement")  dated as of December 1, 1998, by and between the

Company and the Optionee. All terms defined in the Employment Agreement are used in this  Agreement  with the same  meanings  as  assigned  to such  terms in the

Employment  Agreement  unless  otherwise  defined herein or the context  clearly otherwise requires.



         In consideration of the mutual promises and covenants made herein,  the parties hereby agree as follows:



         1. GRANT OF OPTION.  The Company grants to the Optionee an option (this

"Option")  to  purchase  from the  Company all or any part of a total of 925,000 shares  (collectively,  the "Option  Shares") of the Company's  Common Stock (as

hereinafter  defined),  par value $0.01 per share (the  "Common  Stock"),  at an initial purchase price of $2.00 per share (the "Initial  Purchase  Price").  The

Initial  Purchase  Price is subject to adjustment as hereinafter  provided.  The

Initial  Purchase  Price  at any  time in  effect  or,  in the  case of any such adjustment,  such Initial Purchase Price as most recently so adjusted, is herein called the  "Current  Purchase  Price."  The Option is granted as of December 1,

1998.



         2. CHARACTER OF OPTION.  This Option is not an "incentive stock option"

within the  meaning of Section  422 of the  Internal  Revenue  Code of 1986,  as

amended (the "Code").



         3. TERM.  This  Option  will  expire at 5:00  p.m.,  Chicago  time,  on

November 30, 2008 (the "Option Termination Date").



         4.  CONDITIONS  PRECEDENT.  The  Company  will not issue or deliver any certificate  for Option Shares  pursuant to the exercise of this Option prior to fulfillment of all of the following conditions:



                  (a) The admission of the Option Shares to listing on all stock exchanges  on which the Common Stock is then listed,  unless the  Committee  (as hereinafter  defined)  determines  in its sole  discretion  that such listing is neither necessary nor advisable;



                  (b) The completion of any registration or other  qualification of the sale of the  Option  Shares  under any  federal or state law or under the rulings or regulations  of the  Securities and Exchange  Commission or any other governmental  regulatory  body that the Committee in its sole  discretion  deems necessary or advisable; and



                  (c) The obtaining of any approval or other  clearance from any federal or state  governmental  agency that the Committee in its sole discretion determines to be necessary or advisable.

Anything in this  Agreement to the contrary  notwithstanding,  if the Company is unable to issue or deliver  certificates  for  Option  Shares for any reason set forth in (a), (b) or (c) above, then the period of time within which this Option may be exercised  under the  applicable  provisions  of Sections 3 and 10 hereof shall,  with respect to all Option  Shares for which  certificates  cannot be so issued or delivered  ("Applicable Option Shares"), be extended by an interval of time equal to the interval of time elapsing  between the date of the  Optionee's exercise  made in respect of those  Applicable  Option  Shares and the date that certificates  evidencing those Applicable Option Shares are issued and delivered to the Optionee.



         5. VESTING. Subject to the provisions of this Agreement, the Option may be exercised according to the following schedule:



                NUMBER OF OPTION SHARES                       DATE OF VESTING

                -----------------------                       ---------------



                        462,500                                December 1, 1998

                        231,250                                  March 1, 1999

                        231,250                                  June 1, 1999



From  and  after  the  dates  set  forth  above  on which  this  Option  becomes exercisable,  the  number of Option  Shares  set forth to the left of such dates shall be deemed to be fully  vested in the  Optionee  (all of such fully  vested

Option  Shares  being  hereinafter  referred  to  collectively  as  the  "Vested

Shares").  Except as provided in Section 10 hereof,  the Optionee shall have the

                                 ----------

right to  exercise  this  Option  with  respect to all or any part of the Vested

Shares at any time and from time to time until the Option  Termination Date. The unexercised  portion of this  Option  from one  period may be carried  over to a subsequent  period or periods,  and the right of the  Optionee  to exercise  the

Option as to such  unexercised  portion  shall  continue  through  and until the earlier of the dates hereinafter set forth or the Option Termination Date.



         6. PROCEDURE FOR EXERCISE.  Exercise of this Option or a portion hereof shall be effected by the  Optionee's  giving of written notice to the Company at the  offices of the Company  located at 190 South  LaSalle  Street,  Suite 1710,

Chicago,  Illinois 60603,  and paying the Current  Purchase Price for the Option

Shares to be acquired pursuant to the exercise.



         7. PAYMENT OF PURCHASE PRICE. The Current Purchase Price for any Option

Shares  purchased will be paid at the time of exercise of this Option either (i)

in cash; (ii) by certified or cashier's check;  (iii) by delivery to the Company of shares of Common Stock  already  owned by the  Optionee  having a Fair Market

Value (as hereinafter  defined) equal to the exercise price, if permitted by the

Committee in its sole  discretion at the time of exercise;  or (iv) in any other form  of  valid  consideration,  as  permitted  by the  Committee  in  its  sole discretion at the time of exercise.



         8.  ACCELERATION  IN CERTAIN EVENTS.  Notwithstanding  any provision of this Agreement to the contrary, the following provisions will apply:

                  (a)  Mergers  and  Reorganizations.  If  the  Company  or  its

shareholders  enter into an agreement to dispose of all or substantially  all of the assets of the Company,  on a consolidated  basis, by means of a sale, merger or other reorganization,  liquidation or otherwise in a transaction in which the

Company is not the  surviving  corporation,  all Option  Shares shall  thereupon become Vested Shares and this Option will become  immediately  exercisable  with respect to the full number of shares  subject to this  Option  during the period commencing  as of the date of the  agreement to dispose of all or  substantially all of the assets of the  Company  and  ending  when the  disposition  of assets contemplated by that agreement is consummated; provided, however, that no Option

Shares will become  Vested Shares under this Section on account of any agreement of  merger  or  other  reorganization  when  the  shareholders  of  the  Company immediately  before the  consummation of the transaction will own at least fifty percent of the total  combined  voting power of all classes of stock entitled to vote  of  the  surviving  entity  immediately  after  the  consummation  of  the transaction.  This  Option  will  not  become  immediately  exercisable  if  the transaction contemplated in the agreement is a merger or reorganization in which the Company will survive.



                  (b) Change in Control.  In the event of a Change in Control of the  Company,  this Option will become  immediately  exercisable  and all Option

Shares shall become Vested Shares.  This Option may be fully  exercised,  to the extent that it remains  unexercised  on the date of a Change in Control,  by the

Optionee,  by the Optionee's  personal  representative or by the distributees to whom the  Optionee's  rights under this Option shall pass by will or by the laws of descent and distribution through and including the Option Termination Date.



         9.       TAX WITHHOLDING.



                  (a)  Condition  Precedent.  The  issuances  of  Option  Shares pursuant to the exercise of this Option are subject to the condition  that if at any time the Committee determines,  in its discretion,  that the satisfaction of withholding tax or other  withholding  liabilities  under any federal,  state or local law is necessary or desirable  as a condition  of, or in  connection  with such issuances,  then the issuances will not be effective unless the withholding has been effected or obtained in a manner acceptable to the Committee.



                  (b)  Manner of  Satisfying  Withholding  Obligation.  When the

Optionee is  required  to pay to the  Company an amount  required to be withheld under  applicable  income tax laws in  connection  with the  purchase  of Option

Shares upon exercise of this Option,  such payment may be made at the Optionee's election (i) in cash; (ii) by check;  (iii) by delivery to the Company of shares of Common Stock  already  owned by the  Optionee  having a Fair Market Value (as hereinafter  defined)  on the date the  amount  of tax to be  withheld  is to be determined  (the "Tax Date") equal to the amount  required to be withheld;  (iv)

through  the  withholding  by the  Company  of a portion  of the  Option  Shares acquired upon the exercise of the Options  having a Fair Market Value on the Tax

Date equal to the amount  required to be  withheld;  or (v) in any other form of valid consideration permitted by the Committee in its sole discretion.

         10.  RIGHTS  OF  OPTIONEE  UPON  TERMINATION  OF  EMPLOYMENT.   If  the

Optionee's  employment  with the  Company  under  the  Employment  Agreement  is terminated, this Option may be exercised as follows:



                  (a)  Death.  If the  Optionee  dies  during  the  Term  of the

Employment Agreement, this Option shall become fully exercisable with respect to all Option  Shares on the date of  Optionee's  death and all Option Shares shall thereafter be Vested Shares.  This Option may be fully exercised,  to the extent that it remains  unexercised on the date of death,  by the  Optionee's  personal representative  or by the distributees to whom the Optionee's  rights under this

Option shall pass by will or by the laws of descent and distribution through and including the Option Termination Date.



                  (b)  Disability.  If the  Optionee's  employment  with Company pursuant to the  Employment  Agreement is  terminated  as a result of Optionee's

Disability,  this Option  shall  become  fully  exercisable  with respect to all

Option Shares and all Option  Shares shall  thereafter  be Vested  Shares.  This

Option may be fully exercised,  to the extent that it remains unexercised on the

Date of Termination for  Disability,  by the Optionee,  the Optionee's  personal representative  or by the distributees to whom the Optionee's  rights under this

Option shall pass by will or by the laws of descent and distribution through and including the Option Termination Date.



                  (c)  Termination  Without  Good  Reason or for  Cause.  If the

Optionee voluntarily terminates employment with the Company under the Employment

Agreement  without  Good  Reason  during  the  Initial  Term  of the  Employment

Agreement, or if the Optionee's employment with the Company under the Employment

Agreement is  terminated  for Cause  during the Initial  Term of the  Employment

Agreement,  this  Option  shall  automatically  expire  on and as of the Date of

Termination  and shall not be exercisable  thereafter with respect to any of the

Option Shares, regardless of whether such Option Shares are Vested Shares.



                  (d)  Termination for Good Reason,  Without Cause,  Non-Renewal

Following  Initial Term or Without Good Reason During a Renewal Term. If (i) the

Optionee terminates  employment with the Company under the Employment  Agreement for Good Reason,  (ii)  employment  of the Optionee  with the Company  under the

Employment Agreement is terminated without Cause by the Company,  (iii) the term of Optionee's  employment  under the Employment  Agreement is not  automatically extended  following  the  expiration  of the  Initial  Term  of  the  Employment

Agreement  pursuant  to the  provisions  of  Paragraph  2  thereof,  or (iv) the

Optionee terminates  Optionee's employment with the Company under the Employment

Agreement  without Good Reason during any Renewal Term, this Option shall become fully  exercisable with respect to all Option Shares and all Option Shares shall thereafter be Vested Shares.  This Option may be fully exercised,  to the extent that it remains  unexercised on the Date of  Termination,  by the Optionee,  the

Optionee's personal representative or by the distributees to whom the Optionee's rights  under  this  Option  shall  pass by will or by the laws of  descent  and distribution  through  and  including  5:00 p.m.,  Chicago  time,  on the second anniversary of the Date of Termination of the Employment Agreement.

         11.  TRANSFERABILITY.  This Option shall not be transferable other than pursuant  to a qualified  domestic  relations  order,  by will or by the laws of descent and distribution.



         12.   ADJUSTMENT.   If  the  outstanding  Common  Stock  is  increased,

decreased, changed into or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization,  reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment will be made in the number or kind of shares  purchasable  under any  unexercised  portion of this Option.  Any such  adjustment  will be made without change in the aggregate

Current Purchase Price applicable to the unexercised portion of this Option, but with a corresponding  adjustment in the Current Purchase Price as then in effect for each Option Share purchasable under this Option.  The foregoing  adjustments and the manner of  application  of the foregoing  provisions  will be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests.



         13.  AMENDMENT.  This  Agreement  may be  amended by an  instrument  in writing signed by both the Company and the Optionee.



         14.  EMPLOYMENT OF PARTICIPANT.  Nothing in this Agreement confers upon the  Optionee  any right to  continued  employment  by the Company or any of its

Subsidiaries  or limit in any way the right of the Company or any  Subsidiary at any time to terminate or alter the terms of the Optionee's employment.



         15.  COMPLIANCE WITH SECURITIES LAWS.  Option Shares will not be issued unless the issuance and delivery of the Option  Shares (and the exercise of this

Option,  if  applicable)  complies  with all relevant  provisions of federal and state law,  including,  without  limitation,  the Securities  Act, the rules and regulations  promulgated  thereunder and the  requirements of any stock exchange upon which the Option Shares may then be listed,  and will be further subject to the  approval of counsel for the Company with  respect to such  compliance.  The

Optionee  agrees to furnish  evidence  satisfactory  to the Company,  including,

without limitation, a written and signed representation letter and consent to be bound  by any  transfer  restrictions  imposed  by  law,  legend,  condition  or otherwise,  and a representation  that the Option Shares are being acquired only for  investment  and without any present  intention  to sell or  distribute  the

Option  Shares in  violation  of any federal or state law,  rule or  regulation.

Further,  the Optionee consents to the imposition of a legend on the certificate representing  the Option Shares  issued  pursuant to the exercise of this Option restricting their transferability as required by law or by this Section.



         16.  DEFINITIONS.  As used herein with  initial  capital  letters,  the following terms have the meanings set forth unless the context clearly indicates to the contrary:

                  "Business  Day"  means any day  except a  Saturday,  Sunday or other day on which banking  institutions in the State of New York are authorized or obligated by law or executive order to close.



                  "Code" means the Internal Revenue Code of 1986, as amended.



                  "Committee"  shall mean the Board,  or, if  established by the

Board,  any  committee  of  the  Board  delegated  with  the  responsibility  of administering this Agreement or the Company's employee benefit plans, or both.



                  "Common  Stock"  means the  Common  Stock,  par value $.01 per share,  of the  Company  or, in the event  that the  outstanding  shares of such

Common Stock are  hereafter  changed into or exchanged for shares of a different stock or security of the Company or some other corporation,  such other stock or security.



                  "Fair  Market  Value"  means,  with  respect to a share of the

Common Stock (a "Share") as of any date, the average of the "closing  price" per

Share for the ten (10) consecutive Trading Days immediately preceding such date.

The  "closing  price" for each such  Trading Day means the last sale price for a

Share,  or, if there is no reported  last sale price on that day, the average of the  closing  bid  and  asked  prices,  on  the  principal  registered  national securities  exchange  on which the  Shares are listed or  admitted  to  unlisted trading privileges,  in either case as reported in the consolidated  transaction reporting  system  with  respect to  securities  listed or  admitted to unlisted trading  privileges  on such  exchange,  or, if the  Shares are not so listed or admitted to trading,  the last sale price, or, if there is no reported last sale price on that day,  the  average of the  closing  bid and asked  prices,  on The

Nasdaq Stock Market, in either case as reported in the consolidated  transaction reporting  system with respect to securities  listed on The Nasdaq Stock Market,

or, if the Shares are not so listed,  the last sale price,  or if is no reported last sale price on that day, the average of the high bid and low asked prices on that  day,  in the  over-the-counter  market,  as  reported  by  the  electronic inter-dealer  quotation system owned and operated by NASDAQ,  Inc., a subsidiary of the National  Association of Securities Dealers,  Inc., or, if such system is no longer in use, the principal  automated  quotation system then in use, or, if the Shares are not so quoted by any such system, the average of the high bid and low asked prices on that day, as furnished by a registered  market maker for the

Shares  selected  by the  Board,  or, if there is no such  market  maker or such prices otherwise are not available,  the fair market value of the Shares on that day, as determined by the Board in its sole discretion. In the event the Company issues to all holders of Shares  rights,  options,  warrants or  convertible  or exchangeable  securities entitling the shareholders to subscribe for or purchase

Shares  or any  other  property,  then the Fair  Market  Value of a Share  shall include the value of such  rights,  as  determined  by the Board  acting in good faith on the basis of such quotations and other information as it considers,  in its reasonable judgment, appropriate.



                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Subsidiary" means a subsidiary of the Company,  as defined in

Section 424(f) of the Code.



                  "Trading  Day" means a day on which the  principal  registered national  securities exchange or The Nasdaq Stock Market, as the case may be, on which the Shares are listed or admitted to unlisted  trading  privileges is open for the transaction of business, or, if the Shares are not so listed or admitted to trading, means a Business Day.



         17.  COUNTERPARTS.  This  Agreement  may be  executed  in  one or  more counterparts,  each of which shall be deemed to be an original  but all of which together will constitute one and the same instrument.



         18.  MISCELLANEOUS.  This  Agreement  will be construed and enforced in accordance  with the laws of the State of Illinois  and will be binding upon and inure to the benefit of any successor or assign of the Company and any executor,

administrator, trustee, guarantor or other legal representative of the Optionee.



         Executed as of the December 1, 1998.



                              THE COMPANY:



                              AVERY COMMUNICATIONS, INC.



                              By:/s/ PATRICK J.  HAYNES, III

                                 -----------------------------------------------

                                    Patrick J. Haynes, III

                                    Chairman of the Board, President and Chief

                                          Executive Officer



                              THE OPTIONEE:



                              /s/ MARK NIELSEN

                              --------------------------------------------------

                              Mark Nielsen



                              ###-##-####

                              --------------------------------------------------

                              Social Security Number of Optionee

                                  EXERCISE FORM





                                                Date:___________________________







TO: Chief Financial Officer



The undersigned  hereby irrevocably elects to exercise the attached Stock Option to the extent of options to purchase  _______ shares and hereby makes payment of

$_________ in payment of the purchase price thereof.





                   INSTRUCTIONS FOR REGISTRATION OF SECURITIES





Name:___________________________________________________________________________



Address:________________________________________________________________________



        ________________________________________________________________________



        ________________________________________________________________________







Social Security or Taxpayer Identification Number:______________________________